Garrett Motion Expects 2023 Financial Results in the Upper End of its Prior Outlook and Will Hold its First Quarter Conference Call on Monday April 24, 2023

•Stronger volumes, robust operational performance, and favorable foreign exchange driving better than expected financial results year to date; full-year net income and Adjusted EBITDA currently forecasted to be at upper end of prior outlook
•Garrett on track to satisfy the Consolidated EBITDA conversion threshold in its Series A preferred stock in 2023, potentially as early as Q2 2023
•Automatic conversion of Series A preferred stock would still require 75-day volume-weighted average price (VWAP) of greater than $7.875 per share of common stock

ROLLE, Switzerland, April 4, 2023 – Garrett Motion Inc. (Nasdaq: GTX, GTXAP), a leading differentiated technology provider for the automotive industry, today announced that it now expects to achieve financial results in the upper end of the full year 2023 outlook published on February 14, 2023. Year to date, better than expected financial performance has been primarily driven by strong industry volumes in key regions, the successful ramp-up of new programs, operational excellence, and favorable foreign exchange.

Garrett’s improved performance could allow the Company to satisfy the Consolidated EBITDA threshold, one of two remaining conditions necessary to cause an automatic conversion of the Series A preferred stock into shares of common stock, potentially as early as Q2 2023.

The only remaining condition to conversion would be the achievement of a 75-day VWAP of greater than $7.875 on the common share price. The 75-day VWAP as of March 31, 2023 was $7.70. Both conditions need to be met in the same period to initiate the automatic conversion of the Series A preferred stock into common shares.

Full Year 2023 Outlook
Garrett’s range for the full year 2023 outlook for certain GAAP and Non-GAAP financial measures remains as follows but will be updated during our next earnings conference call:

Full Year 2023 Outlook
Net sales (GAAP)	$3.55 billion to $3.85 billion
Net sales growth at constant currency (Non-GAAP)*	+1% to +6%
Net income (GAAP)	$255 million to $300 million
Adjusted EBITDA (Non-GAAP)*	$555 million to $615 million
Net cash provided by operating activities (GAAP)	$390 million to $490 million
Adjusted free cash flow (Non-GAAP)*	$300 million to $400 million
* See reconciliations to the nearest GAAP measure on page 4.

Conference Call
Garrett plans to issue financial results for the first quarter 2023 on Monday, April 24, 2023 before the open of market trading.
Garrett will also hold a conference call the same day at 8:30 am EDT / 2:30 pm CET. To participate on the conference call, please dial +1-877-883-0383 (US) or +1-412-902-6506 (international) and use the passcode 1423587.

The conference call will also be broadcast over the internet and include a slide presentation. To access the webcast and supporting material, please visit the investor relations section of the Garrett Motion website at http://investors.garrettmotion.com/. A replay of the conference call will be available by dialing +1-877-344-7529 (US) or +1-412-317-0088 (international) using the access code 3297013. The webcast will also be archived on Garrett’s website.

Forward-Looking Statements
This release contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements, other than statements of fact, that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements including without limitation our statements regarding inflationary pressure on Garrett's business and management's inflation mitigation strategies, financial results and financial conditions, industry trends and anticipated demand for our products, Garrett’s strategy, anticipated supply constraints, including with respect to semiconductors, anticipated developments in emissions standards, trends including with respect to production volatility and volume, Garrett's capital structure, anticipated new product development plans for the future including expected R&D expenditures, anticipated impacts of partnerships with third parties, and Garrett's outlook for 2023. Although we believe forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of Garrett to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include but are not limited to those described in our annual report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), as well as our other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” In particular, the achievement of the conditions necessary to trigger an automatic conversion of the Series A Preferred Stock are subject to multiple factors including but not limited to those listed above, and the trading price of the Company’s common stock, many of which factors are outside of the Company’s control. Accordingly, an automatic conversion of the Series A Preferred Stock may not occur on the timeline currently anticipated by the Company or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by our forward-looking statements.

Non-GAAP Financial Measures
This release includes the following Non-GAAP financial measures which are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”): constant currency sales growth, EBITDA, Adjusted EBITDA, and Adjusted Free Cash Flow. The Non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix containing Non-GAAP Reconciliations and may not be directly comparable to similar measures used by other companies in our industry, as other companies may define such measures differently. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and analysis of ongoing operating trends. Garrett believes that the Non-GAAP measures presented herein are important indicators of operating performance because they exclude the effects of certain items, therefore making them more closely reflect our operational performance. These metrics should be considered in addition to, and not as replacements for, the most comparable GAAP measure. For additional information with respect to our Non-GAAP financial measures, see the Appendix to this press release and our 2022 Annual Report.

About Garrett Motion Inc.
Garrett Motion is a differentiated technology leader, serving customers worldwide for more than 65 years with passenger vehicle, commercial vehicle, aftermarket replacement and performance enhancement solutions. Garrett’s cutting-edge technology enables vehicles to become safer, more connected, efficient and environmentally friendly. Our portfolio of turbocharging, electric boosting and automotive software solutions empowers the transportation industry to redefine and further advance motion. For more information, please visit www.garrettmotion.com.

For more information concerning the automatic conversion terms of the Series A preferred stock, please see the Certificate of Designations for the Series A preferred stock, which is available as an exhibit to our 2022 Annual Report. “Consolidated EBITDA” has the definition given to it in our Credit Agreement, which is also available as an exhibit to our 2022 Annual Report.

Contacts:
MEDIA	INVESTOR RELATIONS
Christophe Mathy	Eric Birge
41.78.643.7194	1.734.228.9529
Christophe.Mathy@garrettmotion.com	Eric.Birge@garrettmotion.com

Full Year 2023 Outlook Reconciliation of Reported Net Sales to Net Sales Growth at Constant Currency

	2023 Full Year
	Low End	High End
Reported net sales (% change)	(1)%	7%
Foreign currency translation	(2)%	1%
Full year 2023 Targeted Net Sales Growth at Constant Currency (Non-GAAP)	1%	6%

Full Year 2023 Outlook Reconciliation of Net Income to Adjusted EBITDA

	2023 Full Year
	Low End	High End
	(Dollars in millions)
Net income - GAAP	$255	$300
Net interest expense	103	103
Tax expense	80	95
Depreciation	89	89
Full year 2023 Outlook EBITDA (Non-GAAP)	527	587
Non-operating income	1	1
Stock compensation expense	19	19
Repositioning charges	8	8
Full Year 2023 Outlook Adjusted EBITDA (Non-GAAP)	$555	$615

Full Year 2023 Outlook Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	2023 Full Year
	Low End	High End
	(Dollars in millions)
Net cash provided by operating activities (GAAP)	$390	$490
Expenditures for property, plant and equipment	(90)	(90)
Full year 2023 Outlook Adjusted Free Cash Flow (Non-GAAP)	$300	$400
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